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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                            ----------------------

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

      Date of report (Date of earliest event reported):  January 18, 2001

                            EFFICIENT NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



        0-26473                                           75-2486865
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                                4849 Alpha Road
                               Dallas, TX 75244
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         (Address of principal executive offices, including zip code)

                                  972-852-1000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On January 18, 2001, Efficient Networks, Inc., a Delaware corporation and the Registrant herein, announced its revenues for the second quarter of its fiscal year ending June 30, 2001. A copy of the press release containing the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     The following Exhibit is filed as part of this report:

     Exhibit No.  Description
     -----------  -----------
        99.1      Press release of Efficient Networks, Inc., dated January 18,
                  2001.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EFFICIENT NETWORKS, INC.

Date:  January 18, 2001

                                    By: /s/ Jill S. Manning
                                       -----------------------------------
                                       Jill S. Manning
                                       Vice President of Finance and Chief
                                       Financial Officer
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                       INDEX TO EXHIBITS FILED WITH THE

               CURRENT REPORT ON FORM 8-K DATED JANUARY 18, 2001

Exhibit No.  Description
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   99.1      Press release of Efficient Networks, Inc., dated January 18, 2001.



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